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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 10, 2003


          Commission file number 1-12434


                          M/I SCHOTTENSTEIN HOMES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

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
                Ohio                                     31-1210837
                ----                                     ----------
      (State of Incorporation)              (I.R.S. Employer Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio                   43219
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(Address of Principal Executive Offices)                 (Zip Code)
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                                 (614) 418-8000
                               (Telephone Number)


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Item 7.  Financial Statements and Exhibits

c) Exhibits

         99.1     Press release dated July 10, 2003


Item 9.  Regulation FD Disclosure (under Item 12)


On July 10, 2003, M/I Schottenstein Homes, Inc. issued a press release reporting new contracts and homes delivered for the three and six months ended June 30, 2003 and backlog as of June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2003           M/I Schottenstein Homes, Inc.


                               By:  /s/ Phillip G. Creek
                                    --------------------------------------------
                                    Phillip G. Creek
                                    Senior Vice President, Treasurer,
                                    Chief Financial Officer, Director
                                    (Principal Financial and Accounting Officer)


Index to Exhibits

         99.1     Press release dated July 10, 2003


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